UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2019

SPIRIT MTA REIT
(Exact name of registrant as specified in its charter)

Maryland	001-38414	82-6712510
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1409
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

w	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

w	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

w	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

w	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS.
The 2019 annual meeting of shareholders of Spirit MTA REIT (the “Company”) has been scheduled for May 1, 2019. The time and location for the 2019 annual meeting will be set forth in the Company’s proxy statement for that annual meeting.
Any shareholder proposal intended to be presented at the 2019 annual meeting and included in the Company’s proxy materials for the 2019 annual meeting in accordance with Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company at its principal executive offices at 2727 North Harwood Street, Suite 300, Dallas, Texas 75201 not later than February 16, 2019. Any such proposal must comply with the requirements of Rule 14a-8 and should be sent to the attention of the Company’s Investor Relations Department.

Under the Company’s Amended and Restated Bylaws, shareholders must follow certain procedures to nominate a person for election as a trustee or to submit a proposal for shareholder action (other than in accordance with Rule 14a-8) at the 2019 annual meeting. For trustee nominations and any such shareholder proposals, the shareholder must give timely notice in writing to the Company’s Investor Relations Department at the Company’s principal executive offices and any such proposals must be a proper subject for shareholder action. To be timely, the Company must receive notice of a shareholder’s intention to make a trustee nomination or to submit a proposal for shareholder action at the 2019 annual meeting not later than February 16, 2019.

Forward-Looking and Cautionary Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as "expect," "plan," "will," "estimate," "project," "intend," "believe," "guidance," and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including the risks discussed in the Company's most recent filings with the Securities and Exchange Commission, including its registration statement on Form 10 and subsequent Quarterly Reports on Form 10-Q. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2019

SPIRIT MTA REIT

By:	/s/ Ricardo Rodriguez
Ricardo Rodriguez Chief Executive Officer, Chief Financial Officer and Treasurer